UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     March 19, 2025
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1200 Research Boulevard
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth below under Item 1.03 of this Current Report on Form 8-K (“Form 8-K”) regarding the DIP Term Sheet (as defined below) is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.
Chapter 11 Filing
On March 20, 2025, Benson Hill, Inc. (the “Company”) and its wholly-owned subsidiaries Benson Hill Fresh, LLC, Benson Hill Holdings, Inc., Benson Hill Seeds Holdings, Inc., Benson Hill Seeds, Inc., BHB Holdings, LLC, Benson Hill ND OldCo, Inc., DDB Holdings, Inc., and J&J Southern Farms, Inc. (together with the Company, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re Benson Hill, Inc., et al. (25-10539) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
The Debtors sought approval of a variety of “first day” motions containing customary relief intended to assure the Debtors’ ability to continue its ordinary course operations on an uninterrupted basis, and a hearing on the first-day motions was held on March 21, 2025.
Orders granting all of the requested “first day” relief were entered on March 21, 2025, and, as to the first and second orders identified below, March 24, 2025. Included among the approved orders were:
(1)an order approving debtor-in-possession financing on an interim basis [Dkt. 49] (the “Interim DIP Order”);
(2)an order allowing the Debtors to pay certain claims of trade creditors [Dkt. 48];
(3)an order authorizing the joint administration of the Chapter 11 Cases for procedural purposes only [Dkt. 34];
(4)an order authorizing the Debtors to redact certain personally identifiable information and modifying certain notice requirements related to equity security holders [Dkt. 35];
(5)an order authorizing the Debtors to pay prepetition employee wages and maintain and continue employee benefit programs [Dkt. 36];
(6)an order permitting the Debtors to pay certain prepetition taxes and fees [Dkt. 37];
(7)an order allowing the Debtor to continue to use its existing bank accounts and cash management system [Dkt. 38];

(8)an order prohibiting utility companies from altering or discontinuing utility services and deeming utility companies adequately assured [Dkt. 39];
(9)an order authorizing the Debtors to maintain their insurance coverage and surety bond program [Dkt. 40]; and
(10)an order approving Stretto, Inc. (“Stretto”) as claim and noticing agent [Dkt. 45].
DIP Term Sheet
On March 19, 2025, the Debtors entered into a DIP Facility Commitment Term Sheet (the “DIP Term Sheet”) with S2G Investments, LLC, Expedition Ag Holdings, LLC, Steve Kahn and ProAgInvest, LLC (collectively, the “DIP Lenders”). Pursuant to the DIP Term Sheet, the DIP Lenders will provide the Debtors with a multiple draw, secured term loan facility in the aggregate principal amount of up to $11.0 million (the “DIP Facility”). The obligations under the DIP Facility will be treated as superpriority administrative claims under section 364(c)(1) of the Bankruptcy Code and will be secured by a first-priority lien on all of the Debtors’ assets, subject to specified permitted liens and a carve-out for professional and administrative fees and expenses associated with the Chapter 11 Cases. Of the aggregate $11.0 million, up to $3.0 million was made available to the Debtors upon entry of the Interim DIP Order. The remainder will be made available to the Debtors upon entry of an order of the Bankruptcy Court approving the DIP Facility on a final basis. The advances under the DIP Facility will be bear interest at a rate of 15.00% per annum, payable in kind.
Borrowings under the DIP Facility are subject to an agreed upon budget and the satisfaction of specified milestones and will be used for (i) costs and fees related to conducting a sale process and transaction under section 363 (“Section 363 Transaction”) of the Bankruptcy Code, and (ii) the Company’s going-concern operating costs through consummation of the Section 363 Transaction. The DIP Term Sheet provides that the DIP Lenders will be granted the right of first refusal to act as a stalking horse bidder and authorized to credit bid the full amount of outstanding obligations under the DIP Facility for the purchase of substantially all of the Company’s assets through the Section 363 Transaction.
This description of the DIP Term Sheet is qualified in its entirety by reference to the full text of the DIP Term Sheet, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.03 of this Form 8-K regarding the DIP Facility is incorporated herein by reference.

Item 2.05	Costs Associated With Exit or Disposal Activities.
In connection with the Chapter 11 Cases, the Company has terminated, and may continue to terminate, certain employees as a means of cost reduction. As disclosed below under

Item 5.02, the Company has terminated the employment of three of its executive officers. The Company also has initiated other reductions in force, and will continue to assess whether additional employee terminations are advisable. At this time, the Company expects that the aggregate costs related to such terminations will be approximately $1.7 million.

Item 2.06	Material Impairments.
There is significant uncertainty regarding the Company’s ability to realize value for certain of its assets. This uncertainty will result in the Company reducing the useful life of its assets, impairments and reserves and other charges to adjust the carrying value of a significant proportion of its assets. Until such time as the Company completes its accounting procedures for the applicable periods, the amount of the impairments, reserves, charges and any other adjustments cannot be determined, though such aggregate amount is likely to be significant. Any estimate of the carrying value of the Company’s assets may be materially different from what it may be able to realize, if at all, through the sale process conducted as part of the Chapter 11 Cases.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 20, 2025, the Company was notified by the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that Nasdaq had determined to delist the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Nasdaq reached its decision pursuant to Nasdaq Listing Rules 5101 5110(b), and IM-5101-1, as a result of the Company’s Chapter 11 filing. The Company does not intend to appeal this determination.
Trading of the Company’s Common Stock will be suspended at the opening of business on March 27, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s Common Stock from listing and registration on Nasdaq.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective March 19, 2025, immediately following a meeting of the Board of Directors of the Company on the same day (the “March 19 Board Meeting”), the employment of each of Adrienne “Deanie” Elsner, Chief Executive Officer, Susan Keefe, Chief Financial Officer, and Jason Bull, Chief Technology Officer, was terminated without cause.
Effective March 19, 2025, immediately following the March 19 Board Meeting, the Company appointed Daniel Cosgrove, previously Chief Administrative Officer and General Counsel, to serve as the Company’s interim Chief Executive Officer, General Counsel and Secretary of the Company. Mr. Cosgrove and the Company entered into an Interim Executive Employment Agreement (the “Employment Agreement”), dated as of March 19, 2025, related to

Mr. Cosgrove’s position as Interim Chief Executive Officer. The Employment Agreement will remain in effect until the Company’s exit from bankruptcy and the appointment of a permanent Chief Executive Officer, subject to earlier termination as set forth therein. Under the Employment Agreement, the Company will pay Mr. Cosgrove an annual base salary of $500,000, and he will be entitled to continue to participate in the Company’s employee benefit plans, practices and programs. This description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.
The Board of Directors of the Company has approved a Key Employee Incentive Plan (the “KEIP”), designed to provide incentive payments to certain employees of the Company to encourage the achievement of certain milestones in anticipation of, and during, the Chapter 11 Cases. Pursuant to the KEIP, prior to their terminations as described above, Ms. Elsner, Ms. Keefe and Mr. Bull received payments of $140,000, $80,000 and $60,000, respectively, under the KEIP as a result of the Company having obtained the commitments of the DIP Lenders under the DIP Term Sheet. As a result of their terminations, Ms. Elsner, Ms. Keefe and Mr. Bull are not eligible to receive any further payments under the KEIP. Mr. Cosgrove is eligible to receive up to an aggregate of $140,000 in payments under the KEIP, subject to the achievement of specified milestones and Bankruptcy Court approval. This description of the KEIP is qualified in its entirety by reference to the full text of the KEIP, a copy of which is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
Press Release
On March 20, 2025, the Company issued a press release announcing the filing of the Chapter 11 Petitions, and on March 25, 2025, the Company issued a press release announcing the orders granting the “first day” relief. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
Additional Information on the Chapter 11 Cases
Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Debtors’ claims agent Stretto at https://cases.stretto.com/bensonhill. The documents and other information available via this website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.
The information in this Item 7.01 of this Form 8-K and in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth by specific reference in such a filing.

Cautionary Note Regarding Trading in Company Securities
The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its security holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.
Forward-Looking Statements
This Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Among those risks, uncertainties and other factors are: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 process, including maintaining strategic control as a debtor-in-possession; (ii) the ability of the Company to negotiate and consummate a sale transaction; (iii) the effects of the Chapter 11 filing on the Company and on the interests of various constituents, including holders of the Company’s common stock; (iv) Bankruptcy Court rulings in the Chapter 11 process in general; (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; (vi) risks associated with third party motions in the Chapter 11 process, which may interfere with the Company’s ability to negotiate and consummate a sale transaction; (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations; (viii) increased advisory costs during the pendency of the proceedings; (ix) the impact of the Nasdaq delisting on the price and trading market of the Company’s common stock; and (x) other factors disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including those set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Reports, which are available on the SEC’s website at www.sec.gov. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	DIP Facility Commitment Term Sheet, dated March 19, 2025, by and between the Debtors and the DIP Lenders
10.2	Employment Agreement, dated as of March 19, 2025, by and between Daniel Cosgrove and Benson Hill, Inc.
10.3	Key Employee Incentive Plan
99.1	Press Release issued March 20, 2025
99.2	Press Release issued March 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Daniel Cosgrove
Name: Daniel Cosgrove
Title: Interim Chief Executive Officer
Date: March 25, 2025